UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): May 12, 2011

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Boulevard, Sixth Floor
Atlanta, Georgia 30319
(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2011, Ocwen Financial Corporation (“Ocwen”) held its 2011 Annual Meeting of Shareholders. As previously disclosed, a majority of shareholders voted in favor of holding advisory votes on executive compensation annually. In light of the shareholder vote, the Board of Directors of Ocwen has determined that it shall be Ocwen’s current policy to hold an advisory vote on executive compensation annually, at least until the next annual meeting at which Ocwen conducts a vote on the frequency of advisory votes on executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION

By:	/s/ John Van Vlack
John Van Vlack
Executive Vice President, Chief Financial Officer
and Chief Accounting Officer
(On behalf of the Registrant and as its principal
financial officer)

Date: September 28, 2011

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